Exhibit 99.2

CUSTOM BIOGENIC SYSTEMS, INC.

REVIEWED FINANCIAL STATEMENTS

For the nine months ended September 30, 2019 and 2018

CUSTOM BIOGENIC SYSTEMS, INC.

CUSTOM BIOGENIC SYSTEMS, INC.
UNAUDITED BALANCE SHEETS

	September 30,	September 30,
	2019	2018

ASSETS

CURRENT ASSETS
Cash	$1,438	$7,760
Accounts receivable	1,502,854	1,437,718
Inventory, net	2,793,588	2,038,441
Prepaid expenses	41,403	32,069

Total current assets	4,339,283	3,515,988

PROPERTY AND EQUIPMENT, net	3,238,708	3,607,545

TOTAL ASSETS	$7,577,991	$7,123,533

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$398,314	$526,609
Bank overdraft	297,486	213,461
Line of credit	1,149,883	1,145,804
Accounts payable	2,050,215	1,727,845
Accrued expenses	247,583	201,703
Deposits	282,461	331,210
Notes payable - related parties	871,287	451,985

Total current liabilities	5,297,229	4,598,617

LONG-TERM LIABILITIES, net of current portion	1,334,187	1,747,311

TOTAL LIABILITIES	6,631,416	6,345,928

STOCKHOLDER'S EQUITY	946,575	777,605

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$7,577,991	$7,123,533

CUSTOM BIOGENIC SYSTEMS, INC.
UNAUDITED STATEMENTS OF STOCKHOLDER'S EQUITY
Nine months ended September 30, 2019 and 2018

	Common	Retained
	Stock	Earnings	Total

Balance, January 1, 2018	$100	$1,434,934	$1,435,034

Dividend distributions	-	(30,000)	(30,000)

Net loss	-	(627,429)	(627,429)

Balance, September 30, 2018	$100	$777,505	$777,605

	Common	Retained
	Stock	Earnings	Total

Balance, January 1, 2019	$100	$820,182	$820,282

Dividend distributions	-	(30,000)	(30,000)

Net income	-	156,293	156,293

Balance, September 30, 2019	$100	$946,475	$946,575

CUSTOM BIOGENIC SYSTEMS, INC.
UNAUDITED STATEMENTS OF OPERATIONS

	Nine months ended September 30,
	2019		2018
		Percent of		Percent of
	Amount	Net Sales	Amount	Net Sales

Net sales	$9,423,425	100.0%	$8,723,490	100.0%

Cost of goods sold	6,444,614	68.4	6,077,519	69.7

Gross profit	2,978,811	31.6	2,645,971	30.3

Operating expenses
Research and development	518,442	5.5	840,052	9.6
General and administrative	1,690,620	17.9	1,752,005	20.1
Sales and marketing	477,337	5.1	569,527	6.5

Total operating expenses	2,686,399	28.5	3,161,584	36.2

Operating income (loss)	292,412	3.1	(515,613)	(5.9)

Other income (expense)
Other income	126	-	-	-
Interest expense	(136,245)	(1.4)	(111,816)	(1.3)

Total other income (expense)	(136,119)	(1.4)	(111,816)	(1.3)

Net income (loss)	$156,293	1.7%	$(627,429)	(7.2)%

CUSTOM BIOGENIC SYSTEMS, INC.
UNAUDITED STATEMENTS OF CASH FLOWS

	Nine months
	ended September 30,
	2019	2018

OPERATING ACTIVITIES
Net income (loss)	$156,293	$(627,429)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	372,554	330,061
Loss on sale of fixed assets	7,967	7,937
Bad debt expense	6,459	-
Changes in:
Accounts receivable	(297,118)	180,198
Inventory	118,852	151,011
Prepaid expenses	(28,908)	(19,426)
Deposits	23,556	64,065
Accounts payable and accrued expenses	(226,755)	577,575

Net cash provided by operating activities	132,900	663,992

INVESTING ACTIVITIES
Proceeds from sale of fixed assets	25,000	253,665
Expenditures for property and equipment	(115,619)	(400,891)
Expenditures for construction in process	(23,380)	(12,473)

Net cash used in investing activities	(113,999)	(159,699)

FINANCING ACTIVITIES
Net activity under bank overdraft	54,366	(8,401)
Borrowings under line of credit	4,146,976	4,274,656
Payments on line of credit	(4,248,951)	(4,286,830)
Payments on notes payable	(400,579)	(370,262)
Payments on capital lease	-	(37,506)
Borrowings on notes payable - related parties	541,500	46,286
Payments on notes payable - related parties	(82,079)	(84,879)
Dividend distributions	(30,000)	(30,000)

Net cash (used in) provided by financing activities	(18,767)	(496,936)

NET CHANGE IN CASH	134	7,357

CASH, Beginning of year	1,304	403

CASH, End of year	$1,438	$7,760

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Company Operations

Custom Biogenic Systems, Inc. (the “Company”) is engaged in the manufacture and sale of cryogenic freezing and long-term storage products mostly within the healthcare and biomedical industries to customers around the world, with majority of sales shipped to North America and Europe.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the periods covered by these financial statements, may have bank balances in excess of its insured limits. Management has deemed this as a normal business risk.

Accounts Receivable

The Company carries its accounts receivable at their invoiced amounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current credit conditions. The Company will place customer accounts on hold if payments violate terms of agreement. At September 30, 2019 and 2018, management determined no allowance was deemed necessary. Generally, the Company does not require collateral for its accounts receivable. The Company does not charge interest on past due accounts receivable.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory Valuation

Inventories are valued at lower of cost or net realizable value, with cost being determined on a first-in, first-out basis. Net realizable value is the estimated selling price in the ordinary course of business less reasonably predictable costs of completion, disposal, and transportation. General and administrative expenses are not inventoried, but are charged to expense when purchased. Provisions are recorded to reduce inventory for obsolete or slow-moving inventory based on assumptions about future demand and marketability of products, inventory levels and turns and product spoilage. As of September 31, 2019 and 2018, the Company had an inventory reserve in the amount of $210,000 and $140,000, respectively.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of the asset and the related accumulated depreciation and amortization accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statements of operations.

Depreciation and Amortization

Depreciation and amortization of property and equipment are computed using the straight-line method over the estimated useful lives of assets at acquisition. Leasehold improvements are amortized over the shorter of the assets’ useful lives or the term of the lease.

Depreciation and amortization for the nine months ended September 31, 2019 and 2018 was $372,554 and $330,061, respectively.

Revenue Recognition

Sales are recorded when the products are shipped to customers. Provision for discounts and rebates to customers and other adjustments are provided for in the same period as the related sales.

Shipping and Handling Costs

The Company records the amount of shipping and handling costs billed of customers as revenue. The cost incurred for shipping and handling is included in cost of sales.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising and Promotion

Advertising and promotion costs are expensed as incurred. Advertising and promotion expense for the nine months ended September 30, 2019 and 2018 was $106,126 and $187,852, respectively.

Sales and Use Taxes

The Company records sales net of sales and use taxes.

Product Warranty

The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. The majority of the Company’s products carry a warranty ranging from ninety days to five years. The Company assesses the adequacy of its recorded warranty liability annually and adjusts the amount as necessary.  The warranty liability is included in accrued expenses in the accompanying balance sheet.  Warranty expenses are recorded in cost of sales.  See Note 13 for additional disclosure.

Income Taxes

Custom Biogenic Systems, Inc. has elected to be treated as a Subchapter S Corporation under the Internal Revenue Code. Under these provisions, the Company generally does not pay federal corporate income taxes on its taxable income. Instead, the stockholder is liable for individual federal and state income taxes the Company’s taxable income. Accordingly, no provision for federal or state corporate income taxes has been reflected in the financial statements.

Variable Interest Entities

Under alternatives available to private companies, the Company has elected not to evaluate any related parties under common control to determine if any such entities are variable interest entities that might be required to be consolidated in the financial statements of the Company.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through January 24, 2020, the date the financial statements were available to be issued.

NOTE 2 – RELATED PARTY TRANSACTIONS

Notes Payable

At September 30, 2019 and 2018, the Company was indebted to its sole shareholder in the amount of $694,402 and $328,692, respectively. The note is unsecured, non-interest bearing, is classified as short-term on the balance, and is due on demand. See Note 7 for a schedule of minimum long-term debt payments.

At September 30, 2019 and 2018, the Company was indebted to a related party through common ownership in the amount of $176,885 and $109,174, respectively. The note is unsecured, non-interest bearing, is classified as short-term on the balance sheets, and is due on demand. See Note 7 for a schedule of minimum long-term debt payments.

At September 30, 2018, the Company was indebted to related parties in the amount of $14,119. The note was unsecured and was classified as short-term on the balance sheet. During the period ended September 30, 2019 the note was paid in full.

Lease Agreement

The Company leases its operating facilities from a related party on a month-to-month basis. The lease calls for monthly payments of $10,000 and total rental expense related to the lease during the periods ended September 30, 2019 and 2018 was $95,645 and $89,900 respectively.

Guarantee

The Company guarantees the debt of a related party through common ownership, which is secured by real estate owned by a related party. In the event of a default by the related party, the Company could be obligated to repay the full amount outstanding. At September 30, 2019 and 2018, the outstanding balance is $827,686 and $872,056, respectively. Management anticipates the related party will be able to meet their debt obligation, therefore; no accrual has been made on the financial statements at September 30, 2019 and 2018.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 3 – INVENTORY

Inventory consisted of the following at September 30:

	2019	2018

Raw materials	$792,898	$621,433
Work in process	483,064	143,628
Finished goods	1,727,626	1,413,380
Inventory Reserve	(210,000)	(140,000)

	$2,793,588	$2,038,441

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30:

	2019	2018

Equipment	$4,617,910	$4,570,023
Computers & equipment	384,029	389,679
Furniture & fixtures	38,709	36,909
Autos & trucks	77,319	97,462
Building improvements	717,456	684,703

	5,835,423	5,778,776
Less: Accumulated depreciation and amortization	2,639,417	2,190,554

	3,196,006	3,588,222
Construction in process	42,702	19,323

	$3,238,708	$3,607,545

NOTE 5 – LINE OF CREDIT

At September 30, 2019 and 2018, the Company had drawn $1,149,883 and $1,145,804, respectively, under a line-of-credit agreement with a financial institution. Under the agreement, the Company may borrow up to $1,500,000 on a revolving basis through November 2019. The line of credit bears interest at LIBOR plus 2.5% (LIBOR was 2.05% at September 30, 2019) and is secured by the Company’s general assets. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At covenant measurement date, December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 6 – ACCRUED EXPENSES

Accrued expenses consisted of the following at September 30:

	2019	2018

Accrued payroll	$75,235	$83,907
Interest payable	13,116	15,829
Sales tax payable	11,522	23,967
Property taxes	3,710	-
Accrued warranty expense	144,000	78,000

	$247,583	$201,703

NOTE 7 – LONG-TERM DEBT

	September 30,
	2019	2018

The Company has a note payable to a financial institution. The note is payable in monthly installments of $15,974, including interest at 3.59%, and matures in November 2019. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	$31,825	$218,644

The Company has a note payable to a financial institution. The note is payable in monthly installments of $6,548, plus interest at LIBOR plus 2.75%, and matures in June 2023. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	294,643	373,214

Subtotal	$326,468	$591,858

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 7 – LONG-TERM DEBT (Continued)

	September 30,
	2019	2018

Subtotal from previous page	$326,468	$591,858

The Company has a note payable to a financial institution. The note is payable in monthly installments of $3,571, plus interest at LIBOR plus 2.75%, and matures in December 2023. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	178,571	221,429

The Company has a note payable to a financial institution. The note is payable in monthly installments of $812, including interest at 4.9%, secured by the vehicle purchased under the note, and matures in May 2020. During the nine months ended September 30, 2019, the Company paid the remaining balance of the loan.	-	14,810

The Company has a note payable to a financial institution in the original amount of $600,000. The note is payable in monthly installments of $9,807, plus interest at LIBOR plus 2.75%, and matures in November 2022. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and the line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	382,460	500,520

Subtotal	$887,499	$1,328,617

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 7 – LONG-TERM DEBT (Continued)

	September 30,
	2019	2018

Subtotal from previous page	$887,499	$1,328,617

During the nine months ended September 30, 2018, the Company entered into a note payable to a financial institution in the amount of $959,733. The note is payable in monthly installments of $12,953, including interest 7.31% and matures June 2025 with a final payment $192,244. The loan is secured by financed assets.	845,002	945,303

Notes payable to related parties from Note 2	871,287	451,985

Subtotal	2,603,788	2,725,905

Less: related party debt	871,287	451,985
Less: current portion of long-term debt	398,314	526,609

	$1,334,187	$1,747,311

Minimum future payments for the notes described above and in Note 2 for the next five years and in the aggregate are as follows:

Years ended September 30,	Amount

2020	$1,269,601
2021	341,919
2022	351,134
2023	253,056
2024	148,969
Subsequent to 2024	239,109

$2,603,788

NOTE 8 – CAPITAL LEASE

At December 31, 2017, the Company had a capital lease payable to a financial institution in the amount of $183,221. The asset and liability under the lease were recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. During the nine months ended September 30, 2018, the capital lease was refinanced into a new note payable as described in Note 7.

Interest expense included in the capital lease payments for the nine months ended September 30, 2018 was $7,353. Depreciation expense for the asset under the capital lease for the nine months ended September 30, 2018 was $25,450.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 9 – OPERATING LEASE

The Company leases certain office equipment under an operating lease agreement ending February 2021. The lease agreement calls for monthly payments of $296 including taxes. This lease agreement replaces another lease agreement which expired in February, 2018. Total lease expense under these agreements for the periods ended September 30, 2019 and 2018 was $2,666 and $2,676, respectively.

The following is a schedule of minimum future lease payments under the non-cancelable operating lease above for the next two years:

Years ended September 30,	Amount

2020	$3,554
2021	1,481

Total minimum future lease payments	$5,035

NOTE 10 – COMMON STOCK

Custom Biogenic Systems, Inc. had authorized 10,000 shares of $1 par value common stock. At both September 30, 2019 and 2018, the Company had 100 shares issued and outstanding.

NOTE 11 – ECONOMIC DEPENDENCY

The Company sold a substantial portion of its services to one customer during the nine months ended September 30, 2019 and 2018. For the nine months ended September 30, 2019 and 2018, sales to this customer approximated 15% and 16% of net sales, respectively. Accounts receivable to this customer amounted to $204,757 and $306,107 at September 30, 2019 and 2018, respectively.

The Company purchased a substantial portion of their supplies and services from two and three of their suppliers during the nine months ended September 30, 2019 and 2018, respectively. For the nine months ended September 30, 2019 and 2018, purchases from these suppliers approximated 45% and 49% of total purchases, respectively. Accounts payable to these customers amounted to $996,072 and $800,002 at September 30, 2019 and 2018, respectively.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 12 – 401(K) RETIREMENT PLAN

The Company sponsors a traditional 401(k) plan covering substantially all employees at least 19 years old with one full year of service. Eligible employees may contribute up to the IRS limit. Under the plan, the Company can make contributions at the discretion of management. During the nine months ended September 30, 2019 and 2018, the Company did not make a matching contribution. The Company has funded or accrued all calculated contributions as of the balance sheet dates.

NOTE 13 – PRODUCT WARRANTIES

The following summarizes the changes in the Company’s aggregate liability under product warranties for the periods ended September 30:

	2019	2018

Warranty accrual, beginning of year	$93,000	$75,000
Charged to costs and expenses	251,005	84,187
Actual warranty expenditures	(200,005)	(81,187)

Warranty accrual, end of year	$144,000	$78,000

NOTE 14 – CASH FLOWS

The following is a schedule of interest paid for the periods ended September 30:

	2019	2018

Interest paid	$136,245	$111,816

Non-cash transactions:

During the period ended September 30, 2018 the Company refinanced a capital lease into a new note payable in the amount of $814,018. See long term debt disclosure at Note 7.

During the period ended September 30, 2018, the Company refinanced outstanding balance on a capital lease identified in Note 8 into a new note payable disclosed in Note 7 in the amount of $145,715.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

September 30, 2019 and 2018

NOTE 15 − LITIGATION

The Company is subject to outstanding claims that arise in the ordinary course of business and to other legal proceedings. Management anticipates that any potential liability of the Company, which may arise with respect to these matters, will not materially affect the Company’s financial statements.

NOTE 16 – SUBSEQUENT EVENTS

Subsequent to the balance sheet date, the Company sold substantially all of its assets to an unrelated third party. A portion of the proceeds from the sale were used to pay off all outstanding notes payable and the line of credit identified in Note 2, 5 and 7.